Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of EquipmentShare.com Inc (the “Company”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission (the “Quarterly Report”), I, David Marquardt, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.    The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2.    The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 13, 2026

/s/ David Marquardt
David Marquardt
Chief Financial Officer and Chief Accounting Officer
(Principal Financial Officer)